MARCH 1, 2019

SUPPLEMENT TO

HARTFORD HLS FUNDS PROSPECTUS

DATED MAY 1, 2018, AS SUPPLEMENTED THROUGH NOVEMBER 19, 2018

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	Effective immediately, Thomas S. Simon, CFA, FRM is added as a portfolio manager to the Hartford Capital Appreciation HLS Fund. Accordingly, under the heading “Hartford Capital Appreciation HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following information is added:

Portfolio Manager	Title	Involved with Fund Since
Thomas S. Simon, CFA, FRM	Senior Managing Director and Portfolio Manager	2016

(2)	Effective immediately, David B. Marshak is no longer a portfolio manager for the Hartford High Yield HLS Fund. Christopher A. Jones, CFA will remain a portfolio manager to the Hartford High Yield HLS Fund. Accordingly, all references to Mr. Marshak are deleted in their entirety in the above referenced Statutory Prospectus.

(3)	Effective March 31, 2019, the Russell 2500 Value Index will no longer be one of the Hartford MidCap Value HLS Fund’s benchmarks. Hartford Funds Management Company, LLC believes that the Russell MidCap Value Index better reflects the Hartford MidCap Value HLS Fund’s investment strategy.

(4)	In the section entitled “The Investment Manager and Sub-Adviser – The Investment Sub-Adviser” in the above referenced Statutory Prospectus, the sub-section entitled “Capital Appreciation HLS Fund” under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

The Fund employs a multiple portfolio manager structure. Gregg R. Thomas, CFA, selects and oversees the Fund’s portfolio management team and determines how Fund assets are allocated among the team’s members. Mr. Simon supports Mr. Thomas and is involved in overseeing the allocation of assets among the Fund’s portfolio management teams. Allocations to a portfolio management team may change at any time based on market conditions and/or Fund performance. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.

Gregg R. Thomas, CFA, Senior Managing Director and Director, Investment Strategy of Wellington Management, has served as a portfolio manager for the Fund since 2013. Mr. Thomas rejoined Wellington Management in 2002 and has been an investment professional since 1993.

Thomas S. Simon, CFA, FRM, Senior Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in research and portfolio construction for the Fund since 2016. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7467	March 2019